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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to ss.240.14a-12
HERITAGE OAKS BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HERITAGE OAKS BANCORP
545 12th Street
Paso Robles, California 93446

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 27, 2004
7:00 P.M.

TO THE SHAREHOLDERS OF HERITAGE OAKS BANCORP:

        NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 2004 Annual Meeting of Shareholders (the "Meeting") of Heritage Oaks Bancorp ("Company") will be held at the Company's office at 545 12th Street, Paso Robles, California 93446 on Thursday, May 27, 2004 at 7:00 p.m. local time for the purpose of considering and voting on the following matters:

  1.
  Election of Directors. To elect ten (10) persons to the Board of Directors of the Company to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons have been nominated by the Company for election:
Dr. B. R. Bryant Kenneth L. Dewar Dolores T. Lacey Michael J. Morris Ole K. Viborg	Donald H. Campbell Mark C. Fugate Merle F. Miller Alexander F. Simas Lawrence P. Ward

  2.

  2. Ratification of Independent Accountants. To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as the Company's independent accountants for the 2004 fiscal year.

  3.
  Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

        Only those shareholders of record at the close of business on March 31, 2004 will be entitled to notice of and to vote at the Meeting.

        IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

        IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Dated: April 19, 2004	By order of the Board of Directors
Gwen R. Pelfrey Secretary

Mailed to Shareholders
on or about April 19, 2004

HERITAGE OAKS BANCORP
PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

        This Proxy Statement is being furnished to the shareholders of Heritage Oaks Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 545 12th Street, Paso Robles, California on Thursday, May 27, 2004 at 7:00 p.m. local time (the "Meeting"). Only shareholders of record on March 31, 2004 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 3,614,098 shares of its no par value Common Stock (the "Common Stock").

        Shareholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

        Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

        Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

        Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors, "FOR" the ratification of accountants, and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to postpone or adjourn the Meeting).

        The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and its subsidiaries, Heritage Oaks Bank and Hacienda Bank (the "Banks"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        As of February 1, 2004, no individual known to the Company owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

Name and Address(1) of Beneficial Owner	Amount and Nature of Beneficial Owner(2)	Percent of Class(3)
Dr. B. R. Bryant	284,224	7.88%
Merle F. Miller	211,680	5.87%
Ole K. Viborg	240,534	6.66%
Lawrence P. Ward	210,130	5.82%

(1)
Except as otherwise indicated, the address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

(2)
For information concerning the amount and nature of beneficial ownership, see "Security Ownership of Management."

(3)
Including shares of Common Stock subject to stock options exercisable within 60 days of the record date.

Security Ownership of Management

        The following table sets forth information as of February 1, 2004, concerning the equity ownership of the Company's directors/nominees and the executive officers named in the Summary Compensation Table, and directors and executive officers(1) as a group. Unless otherwise indicated in the notes to the table below, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Company's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Company has only one class of shares outstanding, Common Stock.

Name and Address of Beneficial Owner(2)	Amount and Nature of Beneficial Owner(3)		Percent of Class(4)
Dr. B.R. Bryant	284,224	(5)	7.88%
Donald H. Campbell	55,364	(6)	1.53%
Kenneth L. Dewar	23,139	(6)	*
Mark C. Fugate	53,373	(6)	1.48%
Dolores T. Lacey	24,943	(6)	*
Merle F. Miller	211,680	(6)	5.87%
Michael J. Morris	15,087	(7)	*
Alexander F. Simas	14,032	(6)	*
Ole K. Viborg	240,534	(8)	6.66%
Lawrence P. Ward	210,130	(9)	5.82%
David A. Duarte	13,020	(6)	*
Margaret Torres	27,924	(6)	*
Gwen R. Pelfrey	38,599	(6)	1.07%
Paul Tognazzini	37,278	(6)	1.03%
All directors, nominees, and executive officers of the Company as a group of (14 persons)	1,171,239		32.45%

*
Less than 1%.

(1)
As used throughout this Proxy Statement, the term "executive officer" means the President and Chief Executive Officer, President and Chief Operating Officer, the Executive Vice President and Chief Administrative Officer, Executive Vice President and Chief Lending Officer and the Executive Vice President and Chief Financial Officer. The Chairman of the Board, the Vice Chairman of the Board, the Corporate Secretary and the Company's other officers are not treated as executive officers of the Company.

(2)
The address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

(3)
Except as otherwise noted, includes shares held by each person's spouse (except where legally separated) and minor children; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

(4)
Includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

(5)
Includes shares held as Trustee of Heritage Oaks Bancorp Employee Stock Ownership Plan. Dr. Bryant and Mr. Ward are co-trustees of the Stock Ownership Plan and under applicable rules the entire number of shares owned by such Plan is attributed to each of the trustees and the effect of the attributions rules results in the number of shares being double counted. Also, includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

(6)
Includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

(7)
Includes shares held as a trustee of Andre, Morris and Buttery 401K and includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

(8)
Includes shares of Common Stock held by Mr. Viborg in Ole Viborg, Inc and includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

(9)
Includes shares held as Trustee of Heritage Oaks Bancorp Employee Stock Ownership Plan. Dr. Bryant and Mr. Ward are co-trustees of the Stock Ownership Plan and under applicable rules the entire number of shares owned by such Plan is attributed to each of the trustees. The effect of the attributions rules results in the number of shares being double counted. Also includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

PROPOSAL NO. 1
ELECTION OF DIRECTORS OF THE COMPANY

        The number of directors authorized for election at the Meeting is ten (10). Management has nominated the ten (10) incumbent directors to serve as the Company's directors. Each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

        All proxies will be voted for the election of the ten (10) nominees listed below recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

        The following table sets forth certain information as of February 1, 2004 regarding information concerning its Directors and Executive Officers. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company. There is no family relationship between any of the directors or executive officers.

Name	Age	Position/Background
Dr. B.R. Bryant	71	Chairman of the Board of Directors of the Company and of Heritage Oaks Bank since November 15, 1994, and 1982, respectively. Director of Hacienda Bank since November 1, 2003. Retired Veterinarian; General Contractor dba B.R. Bryant Construction
Donald H. Campbell	63	Vice Chairman of the Board of Directors of the Company and of Heritage Oaks Bank since November 15, 1994, and 1983, respectively. Owner, El Pomar Vineyard Service.
Kenneth L. Dewar	45	Director of the Company and of Heritage Oaks Bank since August 27, 1998. President, J.B. Dewar, Inc. (wholesale petroleum distribution).
Mark C. Fugate	42	Director of the Company and Heritage Oaks Bank since November 1, 2003. Director of Hacienda Bank since April 2000. Charter Brokerage Asset Manager.
Dolores T. Lacey	61	Director of the Company and of Heritage Oaks Bank since January 23, 1997. Rancher and businesswoman.
Merle F. Miller	67	Director of the Company and of Heritage Oaks Bank since November 15, 1994, and 1985, respectively. Rancher; Owner, Golden Hill Company (land sales and development).
Michael J. Morris	58	Director of the Company and of Heritage Oaks Bank since January 26, 2001. Attorney, Chairman of the Board of the law firm of Andre, Morris & Buttery.
Alexander F. Simas	53	Director of the Company and Heritage Oaks Bank since November 1, 2003. Director of Hacienda Bank since September 1998. Attorney with Kirk & Simas.
Ole K. Viborg	72	Director of the Company since November 15, 1994, and former founding director of Heritage Oaks Bank. Owner, Ole Viborg, Inc. (paving contractor).
Lawrence P. Ward	52
		Director, President and Chief Executive Officer of the Company and of Heritage Oaks Bank since November 15, 1994, and January 11, 1993, respectively. Chairman of the Board and Chief Executive Officer of Hacienda Bank since November 1, 2003.

        None of the Company's or the Banks' Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

        The following is a brief account of the business experience for a minimum of five years of each non-director executive officer in addition to their current positions.

Name	Position/Background
Gwen R. Pelfrey	Age: 52. Secretary of the Company and Secretary, Executive Vice President and Chief Administrative Officer of Heritage Oaks Bank and Hacienda Bank since November 15, 1994, October 1987, and November 1, 2003, respectively.
Paul Tognazzini	Age: 54. Executive Vice President/Chief Lending Officer of Heritage Oaks Bank 1997 to current. Senior Vice President and Lending Officer of Heritage Oaks Bank from 1990 to 1997.
Margaret Torres	Age: 53. Executive Vice President and Chief Financial Officer of the Company and Heritage Oaks Bank and Hacienda Bank; since February, 1999 and November 1, 2003, respectively.
David A. Duarte
Age: 54. President and Chief Operating Officer of Hacienda Bank, Director of Hacienda Bank and Heritage Oaks Bank since November 1, 2003. Executive Vice President/Chief Credit Officer of Hacienda Bank from July 2002 to November 2003. Senior Vice President/Chief Credit Officer at Mission Community Bank from May 2001 to July 2002. Executive Vice President/Chief Credit Officer at Security First Bank and Cerritos Valley Bank from 1996 to 2001.

CORPORATE GOVERNANCE

        The Company has a strong commitment to good corporate governance and to the highest standards of ethical conduct.

  Corporate Governance Guidelines

        The Board of Directors' Corporate Governance Guidelines, which include guidelines for determining director independence and reporting concerns to non-employee directors, are enclosed with this proxy statement as Appendix "A." All of the Company's corporate governance materials, including the Corporate Governance Guidelines and committee charters, are published on the Corporate Governance section of the Company's website at www.heritageoaksbancorp.com. The Board regularly reviews corporate governance developments and modifies these Guidelines and charters as warranted. Any modifications are reflected on the website.

  Board of Directors

        The business, property and affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Company's President and other officers and by reviewing materials provided to them.

  Director Independence

        It is the Board's objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company or the Banks and is otherwise an "independent director" within the meaning of the Nasdaq rules. The following nine directors (constituting 90% of the entire Board) satisfy the Corporate Governance Guidelines' requirements for independence: Bryant, Campbell, Dewar, Fugate, Lacey, Miller, Morris, Simas and Viborg.

        All members of the audit, the compensation and organization, and the nominating and governance committees must be independent directors. Pursuant to the Guidelines, members of the audit committee must also satisfy a Securities and Exchange Commission requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of our subsidiaries other than their director's compensation. All members of the audit, compensation and organization, and nominating/corporate governance committees satisfy the relevant independence requirements.

  Meetings and Attendance

        Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual shareholders' meeting. In 2003, 8 of the then 9 members of the Board attended our annual shareholders' meeting.

        During 2003, the Company's Board held nine meetings. During 2003, all directors in the aggregate attended at least seventy-five percent (75%) of all meetings of the Company's Board and of meetings of the Company committees on which they served.

  Communication with the Board of Directors

        The ability of shareholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board's operations. In furtherance of this interest, the Board has included in the Corporate Governance Guidelines a process by which a shareholder may communicate directly in writing to the Board. Please refer to Section IV. of Appendix "A" for further information.

Director Nomination Process

        The Nominating and Governance Committee is responsible for recommending for the Board's selection the slate of director nominees for election to the Company's Board and for filling vacancies occurring between annual meetings of shareholders.

        This committee will consider shareholder recommendations for candidates for the Board. Recommendations can be made in accordance with Section I.C. of Appendix "A". The Committee's nonexclusive list of criteria for Board members is set forth in Section I.A. of Appendix "A". The committee screens all potential candidates in the same manner regardless of source of the recommendation.

  Code of Conduct

        The Company expects all of the directors, officers (including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and employees of the Company and the Banks to adhere to the highest standards of ethics and business conduct with each other, customers, shareholders and the communities they serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in Heritage Oaks Bank's various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. Recently, the Company's Board has adopted a comprehensive code of conduct reflecting these policies. This code of conduct is published on the Corporate Governance section of our website at www.heritageoaksbancorp.com, Any change to or waiver of the code of conduct (other than technical, administrative and other non-substantive changes) will be posted on the Company's website or reported on a Form 8-K filed with the Securities and Exchange Commission. While the Board may consider a waiver for an executive officer or director, the Board does not expect to grant such waivers.

  Committees of the Board of Directors

        Among other committees, the Company has an audit, executive, nominating/corporate governance, and compensation and organization committees. The following describes for each of these four committees its current membership, the number of meetings held during 2003, and its function.

        Audit.    Directors Campbell (Chairman), Bryant, Miller, Simas, Lacey and Dewar.

        This Committee met four times in 2003. Pursuant to its charter, the Audit Committee is a standing committee appointed annually by the Board of Directors. The Committee assists the Board of Directors in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of the Company's accounting systems, internal controls and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within the Company. In so doing, they will:

  •
  Subject to shareholder ratification, appoint the Company's independent accountants for the annual audit;

  •
  Pre-approve all audit or permitted non-audit services performed by the independent accountants;

  •
  Review recommendations and reports submitted by the regulatory agencies, the independent accountants, management, and the Internal Auditor;

  •
  Routinely report to the Board, the Committee's activities and all matters of significance, making recommendations for change as deemed advisable;

  •
  Establish and maintain contact with the independent accountants and the Internal Auditor to satisfy themselves that audit coverage is adequate, appropriate programs are maintained, and activities are executed properly;

  •
  Discuss directly with management any issues of concern or interest to the Committee; and

  •
  Employ such resources in the performance of their duties, including access to separate legal counsel and external consultants, as the Committee deems necessary.

        The Company is not subject to the Securities and Exchange Commission and Nasdaq requirement for an "audit committee financial expert." The Company does not believe that any of the current members of the Committee would satisfy such requirement if it were applicable.

        A copy of the Audit Committee's Charter as revised during 2003 is attached as Appendix "B" to this proxy statement. A copy of the Audit Committee's Report for the year-ended December 31, 2003 is attached as Appendix "C."

        Executive.    Directors Bryant, (Chairman) Ward, Morris and Fugate.

        This Committee met four (4) times in 2003.

        This committee is empowered to meet and make any and all decisions on behalf of the entire board of directors of the Company between board meetings, except as restricted by law.

        Nominating and Governance.    Directors Morris, (Chairman), Bryant, Fugate, Lacey and Miller.

        This committee was newly organized and did not meet in 2003. The committee:

  •
  Reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board;

  •
  Reviews the development and performs an annual review of the Company's Corporate Governance Guidelines;

  •
  Reviews director compensation and benefits; and

  •
  Oversees the annual self-evaluations of the Board and its committees and makes recommendations to the Board concerning the structure and membership of the other Board committees.

        Compensation and Organization Committee.    Directors Lacey (Chairman), Campbell, Simas, Bryant and Dewar.

        The committee was newly organized and did not meet in 2003. The Committee:

  •
  Establishes proper compensation for the President and the other executive officers of the Bank;

  •
  Provides oversight of management's decisions regarding salary procedure for other senior officers and employees; and

  •
  Makes recommendations to the Board with respect to incentive compensation and equity-based plans.

Compensation of Directors

        Beginning in November 2003, director fees were paid by the Company. The Chairman of the Board of Directors was paid a retainer of $750 per month and all other non-employee directors received a retainer of $250 per month. The chairman of the Audit Committee received $750 for each regular committee meeting attended and all other committee members received $250 for each regular committee meeting attended. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2003 was $5,500.

        Directors' fees are paid by Heritage Oaks Bank. The Chairman of the Board of Directors was paid a retainer of $2,500 per month and all other non-employee directors received a retainer of $1,250 per month during 2003. The chairman of each committee received $125 for each regular committee meeting attended during 2003. All other non-employee directors received $100 for each regular committee meeting attended during the year. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2003 was $150,750.

        Directors' fees are paid by Hacienda Bank. The Chairman of the Board of Directors as an insider, does not receive any fees. All other non-employee directors received a retainer of $150 per month during 2003. The chairman of the loan committee received $75 for each regular committee meeting attended during 2003. All other non-employee committee chairs and directors received $50 for each regular committee meeting attended during the year. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2003 was $3,125.

        The Directors also participate in the Company's Stock Option Plan. As the result of the acquisition of Hacienda Bank on October 31, 2003, the Company entered into Substitute Stock Option Agreements pursuant to which Mr. Alexander F. Simas and Mr. Mark C. Fugate were granted 3,385 option shares each.

EXECUTIVE COMPENSATION

Summary Compensation Table

        Set forth below is the summary compensation paid or accrued during 2001-2003 to Lawrence P. Ward, Margaret Torres, Gwen R. Pelfrey, Paul Tognazzini, and David A. Duarte, the only executive officers of the Company or the Banks to receive total annual salary and bonus of more than $100,000 during 2003.

SUMMARY COMPENSATION TABLE

Annual Compensation						Long Term Compensation
(a) Name and Principal Position	(b) Year	(c) Salary ($)(1)		(d) Bonus Compen- sation ($)(2)		(e) Other Annual Compen- sation(3)			(f) Restricted Stock Options/ SARs (#)(5)	(g) Securities Underlying ($)	(h) LTIP Payouts ($)	(i) All other Compen- sation ($)(6)
Lawrence P. Ward President and Chief Executive Officer	2003 2002 2001	$ $ $	184,167 173,279 153,738	$ $ $	102,500 62,750 81,225		$-0- 183,820 -0-	(4)	— — —	— — —	— — —	$ $ $	94,908 66,652 45,816
Margaret Torres Executive Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	124,095 118,185 112,558	$ $ $	41,000 28,000 21,000	$ $ $	74,910 4,800 4,600	(7)	— — —	— — —	— — —	$ $ $	36,153 32,469 21,644
Gwen R. Pelfrey Executive Vice President and Chief Administrative Officer	2003 2002 2001	$ $ $	112,256 105,068 100,065	$ $ $	32,000 26,000 16,000		— — —		— — —	— — —	— — —	$ $ $	31,117 28,431 18,977
Paul Tognazzini Executive Vice President and Chief Lending Officer	2003 2002 2001	$ $ $	106,577 101,278 93,985	$ $ $	35,790 42,962 38,605	$ $ $	4,800 3,600 3,600		— — —	— — —	— — —	$ $ $	34,447 31,310 19,543
David A. Duarte(8) President and Chief Operating Officer, Hacienda Bank	2003		$103,773		$5,400		$1,400		—	—	—		$6,746

(1)
Amounts shown include cash and non-cash compensation earned and received as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.

(2)
Amount shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

(3)
No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus.

(4)
Amounts shown under Other Annual Compensations for Mr. Ward reflect the difference between the exercise price and the fair market value of a stock option for 26,000 shares exercised by Mr. Ward.

(5)
The Company has a 1990 Stock Option Plan (the "1990 Plan") and a 1997 Stock Option Plan (the "1997 Plan") pursuant to which options are granted to directors and to key, full-time salaried officers and employees of the Company and its subsidiary. Options granted under either the 1990 Plan or the 1997 Plan were either incentive options or non-qualified stock options. Options granted under either the 1990 Plan or the 1997 Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger or consolidation of the Company in which the Company is not a survivor notwithstanding the vesting provisions under either the 1990 Plan or the 1997 Plan. Options granted under the Plans are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted in the years indicated below to the named executive officers were incentive stock options and have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. As of December 31, 2003 there were no shares remaining for grant in the 1990 Plan. In 1999, the Company amended the 1997 Plan to add 99,254 shares. This was approved by the Shareholders at the May 1999 Shareholder Meeting. At December 31, 2003, 67,831 shares remained available for grant under the 1997 Plan.

(6)
Amounts shown for Lawrence P. Ward in the 2003 figures include: $77,001 pursuant to his salary continuation provision, $1,463 in term life insurance premiums, $12,944 in excess medical insurance premiums and $3,500 in 401(k) matching contributions; in 2002 the figures represent $53,542 pursuant to his salary continuation provision, $1,463 in term life insurance premiums, $8,897 excess medical insurance premiums and $2,750 in 401(k) matching contributions; and in 2001 the figures represent $33,366 pursuant to his salary continuation provision, $1,463 in term life insurance premiums, $8,362 in excess medical insurance premiums and $2,625 in 401(k) matching contributions.

  Amounts shown for Margaret A. Torres in 2003 include: $29,224 pursuant to her salary continuation provision, $5,626 in excess medical insurance premiums and $1,303 in 401(k) matching contributions; in 2002 the figures represent $26,206 pursuant to her salary continuation provision, $5,081 in excess medical insurance premiums and $1,182 in 401(k) matching contributions; and in 2001 the figures represent $15,684 pursuant to her salary continuation provision, $4,788 in excess medical insurance premiums and $1,172 in 401(k) matching contributions.

  Amounts shown for Gwen R. Pelfrey in 2003 include: $21,271 pursuant to her salary continuation provision, $7,200 in excess medical insurance premiums and $2,646 in 401(k) matching contributions; in 2002 the figures represent $20,289 pursuant to her salary continuation provision, $5,400 in excess medical insurance premiums, $2,742 in 401(k) matching contributions; and in 2001 the figures represent $11,552 pursuant to her salary continuation provision, $4,800 in excess medical insurance premiums, $2,625 in 401(k) matching contributions.

  Amounts shown for Paul Tognazinni in 2003 include: $23,747 pursuant to his salary continuation provision, $7,200 in excess medical insurance premiums and $3,500 in 401(k) matching contributions; in 2002 the figures represent $23,160 pursuant to his salary continuation provision, $5,400 in excess medical insurance premiums and $2,750 in 401(k) matching contributions; and in 2001 the figures represent $12,118 pursuant to his salary continuation provision, $4,800 in excess medical insurance premiums and $2,625 in 401(k) matching contributions.

  Amounts shown for David Duarte in 2003 include: $6,246 in excess medical insurance premiums and $500 in 401(k) matching contributions.

(7)
Amounts shown under Other Annual Compensations for Ms. Torres reflect the difference between the exercise price and the fair market value of a stock option for 10,000 shares exercised by Ms. Torres and $5,900 in Auto Allowance.

(8)
Amounts shown under all columns for Mr. Duarte are for his services to Hacienda Bank for 2003. Hacienda Bank was acquired by the Company on October 31, 2003. Mr. Duarte serves as the President and Chief Operating Officer of Hacienda Bank.

Aggregated Option/SAR Grants in Last Fiscal Year

Name (a)	Number of Securities Underlying Options/SARs Granted(#) (b)		Percent of Total Options/SARs Granted to Employees 2003 (c)	Exercise or Base Price ($/Sh)		Expiration Date
David A. Duarte	20,000		16%	$13.95		11/03/13
David A. Duarte	2,604	(1)	2%	$7.58	(1)	01/07/13
David A. Duarte	2,604	(1)	2%	$7.20	(1)	07/05/12

(1)
These shares issued to Mr. Duarte were the result of the acquisition of Hacienda Bank by the Company on October 31, 2003. The Company granted substitute stock options pursuant to its 1997 stock option plan to each person who, at the effective time of the merger, held an option to purchase shares of Hacienda Bank common stock. Each substitute stock option so granted by the Company pursuant to its stock option plan to replace a Hacienda Bank stock option was 100% vested. The same exchange ratio of .5208 that was used for the conversion of Hacienda Bank shares to Company shares applied to the conversion of Hacienda Bank options to Company options. The exercise price of all options was adjusted according to the exchange ratio. This was done by dividing the former exercise price immediately prior to the merger by the exchange ratio. Mr. Duarte had stock option agreements of 5,000 shares each of Hacienda Bank stock options at the exercise price of $3.95 and $3.75 (the fair market price at time of issue), respectively.

Option/SAR Grants, Exercises and Year-End Value Table

        The following tables set forth certain information concerning stock option grants and unexercised options held by Lawrence P. Ward, Margaret Torres, Gwen R. Pelfrey, Paul Tognazzini, and David Duarte under the 1997 Plan.

Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal Year-End Option/SAR Value

Name (a)	Shares Acquired on Exercise(#) (b)	Value Realized($)(1) (c)	Number of Securities Underlying Unexercised Options/SARs at 12/31/03(#) Exercisable/Unexercisable (d)	Value of Unexercised In-the-Money Options/SARs at 12/31/03($)(1) Exercisable/Unexercisable (e)
Lawrence P. Ward	-0-	$0.00	75,848/0	$1,007,261/$0
Margaret A. Torres	10,000	$107,760	22,339/7,525	$219,254/$81,120
Gwen R. Pelfrey	-0-	$0.00	17,066/0	$226,636/$0
Paul Tognazzini	-0-	$0.00	17,066/0	$226,636/$0
David A. Duarte	-0-	-0-	5,208/20,000	$52,653/$71,000

(1)
The aggregate value has been determined based upon the average of the bid and asked prices for the Company's Common Stock at exercise or year-end, minus the respective exercise price per share.

Employment Contracts and Termination of Employment and Change in Control Arrangements

        There are no employment contracts between the Company or the Bank and their executive officers except that Heritage Oaks Bank has an employment agreement with Lawrence P. Ward, its President and Chief Executive Officer and Hacienda Bank has an employment agreement with David A. Duarte, its President and Chief Operating Officer.

        For Mr. Ward, the agreement has a three-year term expiring on January 31, 2007, and renews annually unless a party gives written notice to the other within certain time periods. The agreement establishes a base salary in 2004 of $230,000 and provides for continuation of participation in the Bank's bonus compensation, 401(k), and executive salary continuation plans. The agreement also provides for payment of life insurance policy premiums and the use of a bank owned automobile. If the agreement were terminated without cause, Mr. Ward would receive severance pay equal to one year's annual base salary in effect at the date of termination plus one year of insurance payments. In the event of termination during or after a merger or change of control, Mr. Ward would be entitled to severance pay equal to two year's base salary in effect at the date of termination, plus an additional amount sufficient to pay for insurance coverage for a period of one year from the termination, and the auto provided by the bank to Mr. Ward would be transferred into his name at the time of termination. In the event of a change of control where Mr. Ward is offered subsequent employment, Mr. Ward would be entitled to severance pay equal to two (2) years' annual base salary if he is terminated or resigns for good reason. Events that are considered good reason include, but are not limited to, reduction in title, compensation, demotion, or expanded travel.

        For Mr. Duarte, the agreement has an initial term of fifteen months expiring on January 31, 2005. Thereafter, the agreement renews annually unless a party gives written notice to the other within certain time periods. The agreement establishes a base salary of $112,000 that is to be reviewed every January. The agreement also provides for payment by the bank of group health and life insurance policy premiums, an auto allowance of $350.00 per month, participation in the 401(k) and eligibility to participate in a Salary Continuation Program. If Executive resigns for any reason within one year following the Commencement Date of November 1, 2003, Hacienda shall pay to Executive as severance his remaining base salary then in effect from the date of termination through the date that is one full year following the Commencement Date, together with all amounts required to pay for family medical insurance through that same date. Said amounts shall be paid in a lump sum payment no later than the tenth (10th) day following the effective date of Executive's resignation. The severance provided by the Employment Agreement replaces any severance provided by Executive's existing change in control agreement with Hacienda, which shall be terminated upon the Commencement Date. The provisions of such severance benefits constitute full and complete performance by Hacienda and HOB of any obligations thereunder and under all prior change in control agreements.

        Recognizing the importance of building and retaining a competent executive management team, the Board of Directors purchased life insurance policies on the lives of certain key employees. The Banks are the sole owner and beneficiary of each policy. In order to define the specific death, disability and post-employment/retirement benefits to be provided, the Banks' Board of Directors reviewed and adopted an integrated conditional non-qualified deferred compensation plan provided to the Banks by Clarke Consulting. The form of the plan provided has been endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are provided to each covered employee. Pursuant to the plan, agreements were entered into between the respective Banks and each of the key employees. By defining and increasing, over each employee's term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age, each employee has been given what the Board believes to be a reasonable incentive to remain with the Banks until retirement. While several provisions have been included which will serve to reduce the overall amounts payable, the agreements are expected to provide a maximum annual benefit payment of One Hundred and Fifty Thousand Dollars ($150,000) to Mr. Ward, forty-eight thousand Dollars ($48,000) to Ms. Pelfrey, Mr. Tognazzini and Ms. Torres and thirty thousand ($30,000) to Mr. Duarte. Although the annual benefit amount will typically be paid in equal monthly installments over a fifteen (15) year period, a lesser and defined lump sum payment may be required in the event the employee's employment with the Bank is terminated without cause. In the event of the executive's death, the Bank is obligated to pay any remaining amounts due under the agreement to the executive's spouse or designated beneficiary over the remaining payout period (or in a lump sum, as the case may be). Other events which may also alter when payment of the annual benefit is to begin, and the amount to be paid, include: (i) disability, as defined in the agreement, in which case the employee will begin to receive the defined benefit at the earlier of the defined retirement age or when he is no longer entitled to receive disability benefits under his principal disability insurance policy; and (ii) constructive termination following a change in control, in which case the executive is entitled to all or a portion of the annual benefit depending upon length of service prior to termination. If, however, the executive's employment is terminated for cause, the Bank is released from all payment obligations to the Executive.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and ten percent or more shareholders of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filings requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company's equity securities appear to have been met.

Transactions with Management and Others

        Except as set forth in the next paragraph and set forth below under "Indebtedness of Management" there have been no transactions, or series of similar transactions, during 2003, or any currently proposed transaction, or series of similar transactions, to which the Company or the Banks were or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Company or the Banks, executive officer of the Company or the Banks, any shareholder owning of record or beneficially 5% or more of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

        Hacienda Bank leases its head office building from a group of three individuals and the Fugate Family Limited Partnership. Each of such lessors has a 25% ownership interest in the building. Mark C. Fugate, who is a director of the Company, Heritage Oaks Bank and Hacienda Bank, has approximately a one-third interest in the Fugate Family Limited Partnership. Hacienda Bank paid total rent of $188,000 in 2003 for the head office building. The lease extends until 2012 with a rental of $15,658 per month for 2004 and is subject to yearly consumer price index increases.

Indebtedness of Management

        The Company, through the Banks, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2003 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, the regulations of the Federal Deposit Insurance Corporation and the California Financial Code.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Vavrinek, Trine, Day & Co. LLP ("Vavrinek") served the Company as independent public accountants for the 2003 fiscal year. Vavrinek has no interest, financial or otherwise, in the Company. The services rendered by Vavrinek during the 2003 fiscal year were audit services, consultation in connection with various accounting matters, preparation of corporation income tax returns and merger related services. The Board of Directors of the Company approved each professional service rendered by Vavrinek during the 2003 fiscal year. Representatives of Vavrinek are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

        The Audit committee of the Company has selected Vavrinek to serve as the independent public accountants for the 2003 fiscal year and recommend that the shareholders vote "FOR" approval to ratify the selection of Vavrinek as the Company's independent public accountants for the 2004 fiscal year.

Fees Paid to the Independent Auditors.

        During the fiscal years ended December 31, 2003 and 2002, fees paid to the Company's independent auditor, Vavrinek, consisted of the following:

        Audit Fees.    Aggregate audit fees billed to the Company by Vavrinek during the 2002 and 2003 fiscal year for review of annual financial statements and those financial statements included in quarterly reports on Form 10-QSB totaled $57,000 and $85,840, respectively.

        Audit-Related Fees.    There were no audit-related fees billed to the Company by Vavrinek during the 2002 or 2003 fiscal year.

        Tax Fees.    The aggregate fees billed to the Company by Vavrinek during the 2002 or 2003 fiscal year for tax compliance, tax advice, or tax planning totaled $9,500 and $14,000, respectively. Such fees related to Vavrinek's preparation of the Company's Federal and State tax returns and calculation of related estimated tax payments.

        All Other Fees.    Aggregate other fees billed to the Company by Vavrinek during the 2003 fiscal year including merger related services in the Hacienda Bank transaction totaled $23,810.

        For the fiscal year 2003 the Audit committee considered and deemed the services provided by Vavrinek compatible with maintaining the principle accountant's independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from the Company's independent public accountant.

        Less than half the total hours expended on Vavrinek's engagement to audit our financial statements for the 2003 fiscal year were attributed to work performed by persons other than Vavrinek's full-time permanent employees.

ANNUAL REPORT

        The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2003 is included in this mailing to shareholders.

FORM 10-KSB

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO GWEN R. PELFREY, SECRETARY, HERITAGE OAKS BANCORP, 545 12TH STREET, PASO ROBLES, CALIFORNIA, 93446 OR ON THE COMPANY'S WEBSITE, WWW.HERITAGEOAKSBANCORP.COM.

SHAREHOLDER'S PROPOSALS

        Next year's Annual Meeting of Shareholders will be held on May 26, 2005. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2005 Annual Meeting of Shareholders is December 19, 2004. All proposals should be submitted by Certified Mail-Return Receipt Requested, to Gwen R. Pelfrey, Secretary, Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

Paso Robles, California April 19, 2004	HERITAGE OAKS BANCORP
	By:	Gwen R. Pelfrey Secretary

APPENDIX "A"
HERITAGE OAKS BANCORP
CORPORATE GOVERNANCE GUIDELINES

Introduction

        The business and affairs of Heritage Oaks Bancorp (the "Company") are subject to the general oversight and authority of the Board of Directors (the "Board"). The Board has adopted these Corporate Governance Guidelines. Together with its Articles of Incorporation, Bylaws, and Charters of Board Committees, these guidelines provide the authority and practices for governance of the Company.

        Recognizing that ethical behavior is essential to our success, the Board also has enhanced the Code of Conduct for all employees and Directors. The Code incorporates our statement of principles and provides the framework for maintaining the highest standards of professional conduct for our Company. By adhering to the Corporate Governance Guidelines and the Code of Conduct, we ensure that the long-term interests of our shareholders are best served.

        The Company will publish its Corporate Governance Guidelines, key Board committee charters, and Code of Conduct on the Company's website, and will make these documents available in writing, as requested.

I. The Board of Directors

A. Director Selection and Board Composition

        In selecting new Directors of the Company, consideration is given to each individual Director's personal qualities and abilities, the collective Board members' skills and aptitudes for conducting oversight of the Company and its management, and duties imposed by law and regulation. Important factors include:

  •
  Directors must be persons possessing the highest personal values and integrity;

  •
  Directors must be able to perform their duties in the best interests of the Company and its shareholders, without conflicts of interest;

  •
  The majority of Directors will be independent in accordance with the Standards for Determining Independence of Directors as adopted by the Board and in compliance with applicable laws and regulations, including the listing standards of NASDAQ;

  •
  The Company will comply fully with all legal and regulatory requirements concerning the composition of the Audit, Nominating and Governance, and Compensation and Organization Board Committees;

  •
  Collectively, Board members will bring to the Company a broad range of complementary skills, expertise, favorable local reputation, the ability to generate business for the company, industry and regulatory knowledge, and diversity of perspectives to build a capable, responsive, and effective Board; and

  •
  Directors will have experience in policy-making levels of business, government, or not-for-profit enterprises and must have an aptitude for evaluating business matters and making practical and mature judgments.

B. Determination of Directors' Independence

        A clear majority of the Board of Directors will be independent, as that term is defined in any applicable laws and regulations and in the listing standards of NASDAQ. A Director will be considered independent only if the Board has affirmatively determined that the Director has no material relationship with the Company that would impair his or her independent judgment. The Board will review factors affecting independence at the time a Director is proposed for election or re-election. In the process of making such determinations, the Board will consider the nature, extent and materiality of the Director's relationships with the Company and the Board will apply the following guidelines:

  •
  A Director will be deemed not to be independent by the Board of Directors if the Board finds that

(a)
a Director (or a Director's immediate family member in a professional capacity), is affiliated with or employed by one of the Company's current or previous outside auditors;

(b)
a Director (or a Director's immediate family member) is employed as an executive officer by another entity whose compensation committee includes an executive of the Company;

(c)
a Director (or a Director's immediate family member) receives more than $60,000 in any year in compensation from the Company in addition to Director's fees and pension or other forms of deferred compensation not contingent upon continued service; or

(d)
any of the situations described in (a), (b), or (c) above existed within the past five years; provided, however, that these standards shall not be applied to periods prior to the effective date of the applicable NASDAQ Listing Standard.

•
A Director will be deemed not to be independent by the Board of Directors if the Board finds that a Director has material business arrangements with the Company which would jeopardize the Director's judgment. The Board will review for materiality all business arrangements between the Company and the Director and all business arrangements between the Company and an entity for which the Director serves as an officer or general partner or of which the Director is the owner of more than five percent. Arrangements are not material and not likely to jeopardize the Director's judgment, and thereby his/her independence, if

(a)
the arrangements are usually and customarily offered to customers by the Company;

(b)
the arrangements are offered on substantially similar terms as those prevailing at the time for comparable transactions with other customers under similar circumstances;

(c)
in the event that (i) a proposed arrangement were not made or (ii) an existing arrangement were terminated in the normal course of business, that action would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations, or business of the recipient;

(d)
in the case of extensions of credit, the credit extended is not more than five percent of the assets of the borrower or in the case of credit extensions to a family of entities, the aggregate credit extended is not more than five percent of the total assets of the combined entities;

(e)
in the case of extensions of credit, the credits are not recorded as non-accrual or past due;

(f)
a Director (or a Director's immediate family member) is an executive officer of an entity

(1)
that is a customer of the Company and accounts for less than five percent (or $200,000, whichever is greater) of the Company's gross revenue;

(2)
of which the Company is a customer and the Company accounts for less than five percent (or $200,000, whichever is greater) of that entity's gross revenue; or

(3)
with which either of the situations described in (1) or (2) above existed within the past the past five years; provided, however, that these standards shall not be applied to periods prior to the effective date of the applicable NASDAQ Exchange Listing Standard;

(g)
in the case of charitable contributions made by the Company to a charitable organization of which the Director (or the Director's immediate family member) serves as an officer, director, or trustee,

  such contributions were less than five percent of the charitable organization's total annual charitable receipts in its most recent year; and

(h)
in the case of personal loans, all such loans to Directors are subject to and compliant with Regulation O of the Federal Reserve Bank.

        In applying the aforementioned guidelines, the Board will consider such other factors as it may deem necessary to arrive at sound determinations as to the independence of each Director, and such factors may override the conclusions of independence or non-independence that would be reached simply by applying the guidelines. In such cases, the overriding factors should be documented in the Minutes of the Board Meeting at which determinations were made.

        Directors who are deemed not independent also make valuable contributions to the Board and to the Company by reason of their experience and wisdom.

C. Term for Directorship

  •
  A slate of Directors is recommended by the Nominating and Governance Committee, nominated by the Board, and subject to shareholder vote each year. Shareholders may propose nominees for consideration by the Nominating and Governance Committee;

  •
  A shareholder may make a recommendation to the Committee to consider a particular individual(s) for nomination. This must be done in writing, however, it does not constitute the advanced written notice required by the bylaws for a shareholder to nominate a candidate at the annual meeting. The recommendation(s) will be evaluated using the criteria set for the in the Guidelines;

  •
  Directors serve until the next annual shareholder meeting;

  •
  A person of age seventy or older at the time of the election shall not stand for election or reelection, except those Directors who have served on the board of the Company since 2000 who have been "grandfathered" to be eligible for nomination until the age of seventy five;

  •
  The Board may fill vacancies in existing or new director positions with such directors serving only until the next election of Directors; and

  •
  The Board has determined that imposition of a maximum term of service is not in the interest of the Company or its shareholders.

II. Meetings of the Board

        The Board currently plans at least twelve meetings per year, with further meetings to occur at the discretion of the Board. The Board is generally responsible for its agenda. The agenda for each meeting will be prepared by the Chairman and distributed to Board members in advance, whenever possible. Board members will make every effort to prepare for and attend all Board meetings.

        To foster open discussions, the proceedings and deliberations of the Board are confidential. Each Director shall maintain the confidentiality of information received in connection with his or her service as a Director of the Company.

III. Committees of the Board

        The Board shall appoint at least the committees required by the NASDAQ Exchange, including the Audit Committee, the Nominating and Governance Committee, and the Compensation and Organization Committee, in addition to other committees, such as the Executive Committee, which the Board may determine are necessary or convenient to the conduct of its responsibilities. Independent Directors may serve on one or more committees of the Board and to prepare for and attend committee meetings.

        Directors serving on certain Board committees may also be required to have other qualifications as specified in the relevant committee charter. The Audit Committee, the Nominating and Governance Committee, and the Compensation and Organization Committee shall be composed of at least three members who are all Independent Directors.

IV. Director Duties, Responsibilities and Resources

A. Duties and Responsibilities

        The Board of Directors is elected by the shareholders, and its primary responsibility is to oversee the management of the Company to ensure that the interests of the Company and its shareholders are served. Directors will provide guidance to management and exercise their business judgment in what they believe to be the best interests of the Company and its shareholders. Directors will perform their duties in good faith and with that degree of care which an ordinary prudent person in a like position would use under similar circumstances.

        Shareholders may communicate directly with the Board by addressing correspondence to:

    Board of Directors
    Heritage Oaks Bancorp
    545 12th Street
    Paso Robles, Ca. 93446

        Directors must comply with the Code of Conduct of the Company.

        Directors will consider concerns raised to them by shareholders and employees. Shareholders or employees who have a concern about the Company's conduct or about the Company's accounting, internal accounting controls, or auditing matters, may communicate that concern confidentially and anonymously with the Chairman of the Audit Committee.

        A special post office box has been established to receive any concerns by employees or shareholders. Access to the post office box is limited to the Chairman of the Audit Committee and the Internal Auditor of the Company. The address is as follows:

    Heritage Oaks Bancorp
    Audit Committee Chairman
    P.O. Box 4576
    Paso Robles, Ca. 93447

        Directors' duties and responsibilities include, through their oversight and direction of management of the Company:

  •
  Reviewing the Company's business strategies and financial performance;

  •
  Selecting, evaluating, and determining the compensation of the Chief Executive Officer and reviewing management succession plans and the selection, evaluation, compensation, and development of other key managers;

  •
  Reviewing key risks in the Company's businesses, supervising the Company's management of those risks and ensuring the adequacy of the Company's risk management programs;

  •
  Reviewing and approving major transactions;

  •
  Ensuring processes are in place for promoting integrity in the conduct of management and other employees;

  •
  Ensuring processes are in place for mandating integrity in financial reporting;

  •
  Ensuring processes are in place for compliance with all applicable laws and regulations; and

  •
  Ensuring processes are in place for protecting the assets of the Company, including its property and its reputation.

B. Resources

        In performing their duties, Directors are entitled to rely upon information, reports, financial statements, and other data prepared by:

  •
  Officers or employees of the Company or a subsidiary whom the Director believes to be reliable and competent in the matters presented;

  •
  Outside counsel, public accountants, and other experts; and

  •
  Committees of the Board on which the Director does not serve so long as in so relying the Director is acting in good faith.

V. Director Access to Management and Independent Advisors

        Directors will meet regularly with management and may consult with other employees and independent advisors, such as independent auditors and outside counsel, as the Board or its committees deem appropriate.

VI. Director Compensation

        Directors will be paid compensation for their services ("Director's Fees") which may include annual retainers in cash, company shares, or options; meeting fees; fees for serving as a committee chairman; and fees for serving as a Director of a subsidiary of the Company, as well as reimbursement for reasonable out-of-pocket expenses in connection with serving as a Director. The Nominating and Governance Committee will periodically review Director compensation and make appropriate recommendations to the Board. Director compensation should be consistent with market practices and align Directors' interests with those of long-term shareholders while not calling into question Directors' objectivity.

VII. Director Orientation and Continuing Education

        Each newly-elected Director will participate in an orientation program which will include a review of the Company's financial condition, Audit Program, Compliance Program, Code of Conduct, Employment Program, and Business Plan (focused on key businesses and business objectives) as presented collectively by the Company's Chairman, President, Chief Financial Officer, Internal/External Auditor, Director of Human Resources, Secretary, and other senior executives.

        The Directors will receive additional information about these subjects through their regular meetings, meeting materials, periodic presentations, and copies of corporate organizational documents, periodic filings, and significant presentations made to investors.

VIII. Management Succession

        Management will provide periodic reviews of management succession plans, including the criteria for CEO selection and emergency planning, to the Board and to relevant Board committees.

IX. Annual Performance Evaluation of the Board

        The Board will review its performance annually taking into consideration the Board's duties and responsibilities and the matters covered under the Charters of its committees. The Chairman of the Nominating and Governance Committee will take the lead in the preparation of the evaluation and will be assisted by the Secretary.

APPENDIX "B"

HERITAGE OAKS BANCORP
AUDIT COMMITTEE CHARTER

GENERAL

        This Charter sets forth the authority and responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Heritage Oaks Bancorp (the "Company"), Heritage Oaks Bank ("HOB") and Hacienda Bank ("HB").

        The Committee assists the Board in fulfilling its statutory and fiduciary responsibilities with respect to internal controls, accounting policies, and auditing and financial reporting practices. The Committee assists the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) compliance with legal and regulatory requirements, (iii) the independent public accountant's qualification and independence, and (iv) the performance of the independent public accountants and the Company's internal and external audit function.

        The Committee will report its activities to the Board on a regular basis and make such recommendations, as the Committee deems necessary or appropriate.

        The Committee is entitled to place reasonable reliance on (i) the integrity of those persons and organizations within and outside the Company from whom and from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary which will be promptly reported to the Board of Directors.

        The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public accountants are responsible for planning and performing proper audits, including an audit of the Company's annual consolidated financial statements filed on Form 10-KSB, and other procedures, including reviews of the Company's unaudited interim consolidated financial statements prior to the filing of each quarterly report on Form 10-QSB. The Committee is responsible for maintaining open communication between the Committee and the independent public accountants, internal auditors, external auditors, management, and the Board of Directors.

        The Committee will have full access to the Company's books, records, facilities, and personnel. The Committee has the authority and available funding to perform or supervise special investigations, to engage outside experts, including legal and accounting experts, and to incur administrative expenses in connection with fulfilling its obligations. The Committee will have the sole authority to approve fees and related terms of engagements for outside experts.

        The Committee will conduct an annual self-evaluation of its effectiveness.

        This charter will be published on the Company's Website and in the Annual Proxy Statement, and will be available in written form upon request.

        The Committee will review and assess the adequacy of this written charter annually and recommend changes to the Board of Directors when necessary.

MEMBERSHIP

        The Committee members will be appointed by the Board of Directors, and the Chairman of the Committee will be designated by the Board. The Committee will consist of three or more members who are all Independent Directors meeting the requirements of applicable laws, regulations and the listing standards of NASDAQ as determined by the Board of Directors in its business judgment, and the selection of members will be based on the specific needs of the Company and regulation.

        With respect to Committee members, the basis for determining independence will be the director independence guidelines specified in the NASDAQ listing standards. NASDAQ listing standards plus additional requirements imposed upon audit committees by the Securities and Exchange Commission: (i) the Committee members will not receive, directly or indirectly through their affiliations or relatives, any consulting, advisory or other compensatory fee from the Company or its subsidiaries other than Director's Fees as defined in the Company's Corporate Governance Guidelines and fixed amounts of compensation under a retirement plan for prior service, and (ii) the Committee members cannot be "affiliated persons" of the Company as such term is described in the Securities and Exchange Commission rules implementing Section 301 of the Sarbanes-Oxley Act of 2002.

        The composition of the Committee and its independence will be reviewed annually by the Board of Directors.

        Should there be members who sit simultaneously on the Audit Committees of two or more other public companies, the Board will determine if their duties on other boards impair their ability to serve effectively on the Audit Committee of the Company, and such determinations will be disclosed in the Annual Proxy Statement.

        All members of the Committee will be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, and collectively the members shall have such other qualifications as mandated by the Securities and Exchange Commission. Pursuant to NASDAQ listing standards, at the time when the Company no longer qualifies as a "small business" filer, at least one member will qualify as a "financial expert" and have "accounting or related financial management expertise." To the extent that the Committee may have an "audit committee financial expert," as defined in regulations of the Securities and Exchange Commission, the designation of a person as the Company's audit committee financial expert will not impose any duties, obligations or liability on that person that are greater than those imposed on other members of the Committee and the Board who do not carry this designation, nor will it affect the duties, obligations or liability of any other member of the Committee or the Board. The Board of Directors will perform an annual review to confirm the qualifications and independence of the Committee. Committee members will serve at the pleasure of the Board and may be removed by the Board of Directors in its discretion.

MEETINGS

        The Committee will meet as often as necessary to fulfill its duties and responsibilities.

        Minutes of all meetings will be approved by the Committee and maintained.

        The Committee will meet separately at least annually with each of management, the Internal Auditor, the General Counsel and the independent public accountants, providing sufficient time to discuss any matters that the Committee or any of these persons or firms believes should be discussed.

        The Committee may request any officer or employee of the Company or outside counsel to the Company or independent public accountants or any special counsel or advisors to the Committee to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

DUTIES AND RESPONSIBILITIES

A. Matters to Be Reviewed and Discussed by the Committee

        The Committee will review management's assessment of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention and detection of management override or compromise of internal controls.

        The Committee will review the Report on Internal Controls that is filed within the Company's Annual Report. That report will state the responsibilities of management for establishing and maintaining an adequate internal control structure and procedures for financial reporting and contain an assessment of the effectiveness of such structure and procedures. The Committee will also review the independent public accountants' examination of management's assertion regarding the Company's internal controls over financial reporting.

        The Committee will discuss with management, the Internal/External Auditor and/or the independent public accountants, as appropriate, significant proposed or contemplated changes to the Company's auditing and accounting principles, policies, controls, procedures and practices, and will inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

        The Committee will review and discuss with management and the independent public accountants the scope of services required at the commencement of the audit, matters relating to the conduct of the audit, and the results of the audit.

        The Committee, or in its discretion, the Chairman of the Committee, will discuss with management, the Internal/External Auditor and/or the independent public accountants, as appropriate, the Company's financial earnings press releases and earnings guidance provided to analysts and rating agencies.

        The Committee will review with management and the independent public accountants the Company's annual consolidated financial statements and the related opinion thereon, prior to filing with the Securities and Exchange Commission. The Chief Executive Officer and Chief Financial Officer will be present at this review, which will include a review of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's Annual Report on Form 10-KSB, as well as any other matters to be reviewed per the requirements of the Securities and Exchange Commission, other regulatory agencies, or NASDAQ. The Committee will review the independent public accountants' judgment about the quality of accounting principles as applied in financial reporting, and will review and assess the reasonableness of analyses prepared by management and the independent public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements. Specifically, the independent public accountants will report to the Committee (i) all critical accounting policies and practices used by the Company, (ii) all material alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent public accountants, and (iii) other material written communications between the independent public accountants and management.

        The Committee will review the interim financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management prior to the filing of the Company's Quarterly Report on Form 10-QSB. The Chief Executive Officer and Chief Financial Officer must be present at this review. Also, the Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent public accountants under generally accepted auditing standards, including Statement on

Auditing Standards No. 61. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

        In conjunction with the reviews of the Company's Forms 10-KSB and 10-QSB, the Committee will also receive a report from the Disclosure and Controls Committee and review the process for the Chief Executive Officer and Chief Financial Officer quarterly certifications of the SEC filings, as well as the Company's disclosure controls and procedures, including any changes or deficiencies.

        The Committee will obtain from the independent public accountants assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934.

        The Committee will prepare and review with the independent public accountants the report relating to its oversight role, as required by the Securities and Exchange Commission, for inclusion in the Company's Annual Proxy Statement.

        The Committee will review with management and the independent public accountants the content and the basis for reports relating to internal controls over financial reporting as required under the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA).

        At least annually, the Committee will obtain and review a report by the independent public accountants describing: the independent public accountants' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent public accountants and the Company.

        The Committee will review with management and the Chief Compliance Officer the Company's compliance with laws and regulations, including the laws and regulations relating to safety and soundness designated by responsible banking agencies and will also review management's assertions with respect to laws and regulations.

        The Committee will receive from management and review the results of all unsatisfactory regulatory examination reports, if there be any, and management's responses thereto.

        The Committee will review and discuss policies with respect to risk management and risk assessment.

        The Committee will review and discuss any reports received from attorneys with respect to securities law violations and/or breaches of fiduciary duties which were reported to the Company's Counsel or the Chief Executive Officer and not resolved to the satisfaction of the reporting attorney.

        The Committee will establish and maintain procedures for the receipt, treatment and retention of complaints related to accounting, internal accounting controls, auditing matters, and other situations which affect or could potentially affect the accuracy of the books and records of the Company. Such complaints may be received by the Chairperson of the Committee who is designated as the independent director to whom employees and shareholders may confidentially direct complaints. Additionally, the Committee will review with the Chief Auditor and the General Counsel complaints received by the Chairperson, including those filed by employees and shareholders through the P. O. Box Hotline established by management to permit the confidential and anonymous reporting of observed or suspected violations of laws, regulations or Company policies.

        The Committee will receive from the Chief Compliance Officer each year a report on compliance with the Code of Conduct.

B. The Committee's Relationship with the Independent Public Accountants

        The Committee has direct responsibility to select and appoint the independent public accountants. Annually, the Committee will recommend that the Board request shareholder ratification of the appointment of the independent public accountants. The independent public accountants are to report to the Committee. The Committee also has the responsibility to evaluate and, when appropriate, to remove the independent public accountants. The Committee is responsible for setting the compensation of the independent public accountants, and the Committee shall periodically review the fees charged by the independent public accountants for all audit services and permitted audit-related, tax and other services.

        The Committee is responsible for oversight of the independent public accountants' work as it pertains to the audit of the Company's financial statements and related disclosures, and other audit or attest services. The Committee will discuss with the independent public accountants the overall scope and plans for their audit, including the adequacy of staffing. The independent public accountants will also report to the Committee on the results of the audit, and the Committee will discuss any management or internal control letter issued or proposed to be issued by the independent public accountants.

        The Committee will receive from the independent public accountants written disclosures about their independence and discuss with them any factors that might detract from their independence. Public accountants will not be independent if, at any point during the audit and professional engagement period, any audit partner earns or receives compensation based on that partner's procuring engagements with the Company to provide any services other than audit, review, or attest services. The lead and concurring partner must rotate after five years and be subject to a five-year "time-out" period after rotation. Audit partners, other than the lead and concurring partner, will be subject to rotation and time-out periods as prescribed by regulation.

        The Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by the independent public accountants, and the Committee will not engage the independent public accountants to perform the specific non-audit services prescribed by law or regulation. The Committee may delegate authority for the pre-approval of all audit and non-audit services to a member of the Committee. All such approvals will be reported at the next subsequent Committee meeting. As an alternative to pre-approving each non-audit service, the Committee may establish and disclose policies and procedures for pre-approval, provided they are consistent with requirements of applicable laws and regulations.

        The Committee will require the independent public accountants to certify annually that they are in compliance with all applicable legal and regulatory requirements including those addressing rotation of lead and concurring partners, provisions of prohibited services, document retention, and the submission of timely reports.

        The Committee will prohibit management from hiring as a manager overseeing financial reporting matters of the Company, any person who was employed by the independent public accountants and was the lead partner, concurring partner, or any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for the Company within the one-year period preceding the commencement of the audit of the current year's financial statements.

        The Committee will review with the independent public accountants any audit problems or difficulties and managements response and will consider disagreements between management and the independent public accountants, if any arise, and oversee any process for resolution.

C. Duties with Respect to Internal Audit

        The Committee will receive annually from the Internal Auditor the internal audit plan, including the purpose, scope, and authority of the internal audit function. This plan is subject to Committee approval. Periodically, the Committee will review the Internal Auditor's reports describing progress against this plan and describing significant deficiencies in the system of internal controls, significant operating issues, or other matters of interest to the Committee.

        The Committee will review recommendations of management with respect to the appointment, compensation, and replacement of the Internal Auditor prior to management's taking actions to hire, set compensation or replace the Internal Auditor. The Internal Auditor is accountable to the Committee. The Committee will advise the Internal Auditor that he or she is expected to provide the Committee with summaries of significant reports to management prepared by the Internal Auditing Division and management's responses thereto, and in some cases, the Committee may require the actual reports. In addition, the Internal Auditor will report to the Committee on the follow-up of significant issues raised in reports and the resolution thereof.

APPENDIX "C"

Heritage Oaks Bancorp

Report of the Audit Committee

        The Audit Committee ("Committee") of the Board of Directors is composed of six independent directors. The members are: Director Campbell (Chairman), Bryant, Simas, Miller, Lacey and Dewar. The Committee held four meetings during 2003.

        The Committee oversees the financial reporting process for Heritage Oaks Bancorp (the "Company") on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-KSB.

        In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principals used in the reports. These discussions include the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management discussions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Heritage Oaks Bancorp and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

        The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Heritage Oaks Bancorp, and the selection of Heritage Oaks Bancorp's independent auditors.

        Pursuant to the review and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Reports on Form 10-KSB for the fiscal year ended December 31, 2003.

        Signed and adopted by the Audit Committee this 24th day of March, 2004.

/s/ DONALD CAMPBELL Committee Chairman
/s/ DR. B.R. BRYANT Director/Committee Member
/s/ ALEXANDER SIMAS Director/Committee Member
/s/ MERLE MILLER Director/Committee Member
/s/ DEE LACEY Director/Committee Member
/s/ KENNETH DEWAR Director/Committee Member

        The material in this report s not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

REVOCABLE PROXY
HERITAGE OAKS BANCORP
ANNUAL MEETING OF SHAREHOLDERS

PLEASE INDICATE YOUR PROPOSAL SELECTION BY
FIRMLY PLACING AN "X" ON THE APPROPRIATE LINE
WITH BLUE OR BLACK INK ONLY

1. ELECTION OF DIRECTORS

TO ELECT THE FOLLOWING TEN (10) PERSONS TO THE BOARD OF DIRECTORS OF HERITAGE OAKS BANCORP TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

01—Dr. B. R. Bryant 03—Kenneth L. Dewar 05—Dolores T. Lacey 07—Michael J. Morris 09—Ole K. Viborg	02—Donald H. Campbell 04—Mark C. Fugate 06—Merle F. Miller 08—Alexander F. Simas 10—Lawrence P. Ward

         FOR ALL                                WITHHOLD ALL

        Withhold authority to vote for any individual nominee, write number (s) of nominee (s) below

Use number (s) only

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT

PUBLIC ACCOUNTANTS TO RATIFY THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO. AS THE COMPANY'S INDEPENDENT ACCOUNTANT FOR THE 2004 FISCAL YEAR

        FOR                                 AGAINST                                ABSTAIN

*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.

         PLACE "X" HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

        Mark box if an address change has been noted on the reverse side of this card.

The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement, and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

Shareholder sign above

Co-owner sign above

Date:

HERITAGE OAKS BANCORP
REVOCABLE PROXY FOR ANNUAL MEETING OF
SHAREHOLDER, MAY 27, 2004

The undersigned shareholder (s) of Heritage Oaks Bancorp (the "Company") hereby appoints, constitutes and nominates Donald H. Campbell, Michael J. Morris and Merle F. Miller, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 545 12th Street, Paso Robles, California on Thursday, May 27, 2004 at 7:00 pm local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting. This Proxy is solicited on behalf of the Board of Directors and, when properly executed, will be voted as instructed herein. If no instructions are given, this proxy will be voted FOR Proposals 1 and 2. Discretionary authority to cumulate votes is granted hereby.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her full title. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.

Name and address of shareholder

Number of shares

HAS YOUR ADDRESSED CHANGED:

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 27, 2004 7:00 P.M.
HERITAGE OAKS BANCORP PROXY STATEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS OF THE COMPANY
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
APPENDIX "A" HERITAGE OAKS BANCORP CORPORATE GOVERNANCE GUIDELINES
APPENDIX "B" HERITAGE OAKS BANCORP AUDIT COMMITTEE CHARTER
APPENDIX "C" Heritage Oaks Bancorp